SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     March 1, 2001



                        Andrea Electronics Corporation
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)

               New York                                 1-4324                               11-0482020
               --------                                 ------                               ----------
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                      Identification Number)




45 Melville Park Road, Melville, New York                                               11747
-----------------------------------------                                               -----
(Address of Principal Executive Offices)                                                (Zip Code)



                                                  (631) 719-1800
                                                  --------------
                               (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

         On March 1, 2001, Andrea Electronics Corporation released financial information with respect to the quarter and year ended December 31, 2000. A copy of the press release containing this financial information is annexed as
Exhibit 99.1 to this Report and is incorporated by reference in and made a part of this Report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:

     Exhibit
     Number                Description
     -------               ------------

      99.1                 Press release dated March 1, 2001




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANDREA ELECTRONICS CORPORATION
                                             (Registrant)


Date: March 1, 2001                 By:  /s/ Richard A. Maue
                                      -------------------------------------
                                      Richard A. Maue, Senior Vice President
                                      and Chief Financial Officer